[LOGO]
EATON VANCE(R)                                    [PHOTO OF EARTH]
MANAGED INVESTMENTS

                          ANNUAL REPORT AUGUST 31, 2001
[PHOTO OF OPERATING ROOM]
                                   EATON VANCE
                                    WORLDWIDE
                                     HEALTH
                                    SCIENCES
                                      FUND

[PHOTO OF LABORATORY]

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2001

LETTER TO SHAREHOLDERS

[PHOTO OF JAMES B. HAWKES]
James B. Hawkes
President

On September 11, 2001, the world was shocked by terrorist attacks on New York City, Washington, D.C. and in Shanksville, Pennsylvania. We at Eaton Vance have been profoundly saddened by these events, and we extend our prayers and condolences to all the families that have been affected by this tragedy.

While the nation has paused to mourn its losses, we have seen daily on display the very qualities that have made America the wonder of the world: unfailing courage in a moment of peril, persistence in the face of adversity and the determination among government, businesses and individuals to help their fellow citizens. Acts of heroism, large and small, have inspired and encouraged us all. We believe that, over time, these essential strengths will help lead the nation and the world on the road to recovery.

IN THE SHORT TERM, MORE UNCERTAINTY AND SOME ECONOMIC HURDLES...

To be sure, in the aftermath of these attacks, the worldwide economic picture may face more uncertainty in the coming year. These events occurred as many economies were already entering a slowdown, and indeed, these events have pushed us, and them, to the point of recession. Economic activity in the U.S. came nearly to a stop in the week following the attacks, and our stock markets were closed for four days, the longest period since World War I. Consumer confidence, already shaky, has been hit hard, and the ripple effect on global economies and markets has been undeniable. In the U.S., the Federal Reserve Board quickly announced a one-half percent cut in the federal funds interest rate (to 3.0%) to combat the recessionary tendency; many world banks followed suit. On October 2, 2001, the Fed cut the rate yet another one-half percent, to 2.5% - the lowest rate in over 30 years.

FREEDOM - THE LATCHKEY TO OPPORTUNITY - MET THE CHALLENGE OF SEPTEMBER 11...

Freedom was the real target on September 11 and, once again, rose to meet the challenge. History has shown that freedom is the latchkey to economic opportunity. In the past decade alone, billions of people in emerging markets worldwide have overwhelmingly embraced that concept: that market economies and private enterprise can foster growth and raise hopes for a better life.

The recent past has been painful, but we are confident that the growth trend we've seen in the world of health sciences remains on track and believe that the future will bring more opportunities on a global basis. In the pages that follow, portfolio manager Samuel D. Isaly reviews the past year and looks ahead to the coming year.

                             Sincerely,

                             /s/ James B. Hawkes

                             James B. Hawkes
                             President
                             October 5, 2001

------------------------------------------------------------------------------

PERFORMANCE(1)                  CLASS A          CLASS B           CLASS C            CLASS D
---------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
---------------------------------------------------------------------------------------------
One Year                        -13.08%          -13.75%           -13.70%             N.A.
Five Years                       23.33             N.A.              N.A.              N.A.
Ten Years                        21.85             N.A.              N.A.              N.A.
Life of Fund+                    19.18            22.77             26.84             -1.40

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
---------------------------------------------------------------------------------------------
One Year                        -18.08%          -17.83%           -14.51%             N.A.
Five Years                       21.88             N.A.              N.A.              N.A.
Ten Years                        21.12             N.A.              N.A.              N.A.
Life of Fund+                    18.75            22.59             26.84             -6.33

+Inception Dates - Class A: 7/26/85; Class B: 9/23/96; Class C: 1/05/98; Class
D: 3/02/01

TEN LARGEST HOLDINGS(2)
---------------------------------------------
Pfizer, Inc.                             5.6%
Altana                                   5.2
Lilly (Eli) & Co.                        4.6
Novartis AG                              4.5
Sanofi-Synthelabo                        4.4
Serono                                   4.0
Genentech, Inc.                          4.0
Schering-Plough Corp.                    3.6
Gilead Sciences, Inc.                    3.6
Pharmacia Corp.                          3.5

(1) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

(2) Ten largest holdings accounted for 43.0% of the Portfolio's total net assets. Holdings are subject to change.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
      TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2001

MANAGEMENT DISCUSSION

AN INTERVIEW WITH SAMUEL D. ISALY, PRESIDENT, ORBIMED ADVISORS, INC., INVESTMENT ADVISER TO WORLDWIDE HEALTH SCIENCES PORTFOLIO

[PHOTO OF SAMUEL D. ISALY]
Samuel D. Isaly
Portfolio Manger

Q: Sam, what can you tell us about the Fund's performance for the year ended August 31, 2001?

A: In 2000, amid one of the most dramatic market corrections in history, Eaton Vance Worldwide Health Sciences Fund significantly outperformed its peers and continued its impressive record of performance. As the fallout from this correction continued throughout 2001, the Fund showed some downward pressure, the result being modestly negative returns for the one-year period. While it's disappointing to have negative returns, we must view the Fund's performance in the context of overall market conditions, which were quite difficult. Let me give you the specifics:

     Eaton Vance Worldwide Health Sciences Fund Class A shares had a total return of -13.08% during the year ended August 31, 2001. That return was the result of a decrease in net asset value per share (NAV) from $12.33 on August 31, 2000 to $10.28 on August 31, 2001, and the reinvestment of $0.509 per share in capital gains distributions.(1)

     Class B shares had a total return of -13.75% for the same period, the result of a decrease in NAV from $13.67 to $11.15, and the reinvestment of $0.741 per share in capital gains distributions.(1)

     Class C shares had a total return of -13.70% for the same period, the result of a decrease in NAV from $11.53 to $9.31, and the reinvestment of $0.741 per share in capital gains distributions.(1)

     Class D shares had a total return of -1.40% for the period from inception on March 2, 2001, to August 31, 2001, the result of a decrease in NAV from $10.00 to $9.86.(1)

     By comparison, the S&P 500 had a return of -24.38% during the year ended August 31, 2001, while the Morgan Stanley Capital International Europe, Australasia and Far East Index had a return of -24.35%.(2)

     I think it's also important to view these returns in the context of last year's spike in Fund performance. We had a spectacular upward period, and those don't last forever, as


(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B ,Class C, and Class D shares. Class A Shares of Worldwide Health Sciences Fund redeemed within 3 months of purchase (including exchanges) are subject to a 1% redemption fee. (2) It is not possible to invest in an Index.

SECTOR DISTRIBUTION+
------------------------------------------------------------------------------
AS A PERCENTAGE OF TOTAL NET ASSETS

Major Capitalization/Pharmaceuticals          74.3%
Specialty Capitalization/Biotechnology        19.6%
Other                                          6.1%

REGIONAL DISTRIBUTION+
------------------------------------------------------------------------------
AS A PERCENTAGE OF TOTAL NET ASSETS

North America                                 64.2%
Europe                                        20.9%
Far East                                       8.8%
Other                                          6.1%

+ Sector and Regional Distributions subject to change due to active management.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2001

MANAGEMENT DISCUSSION

     any investor knows. But, we have been able at least to maintain our higher levels, and maybe more importantly, not to wholly succumb to the downward market pressure that clearly took a toll on the performance of the benchmarks. So maintaining the higher levels was a significant achievement in itself and, going forward, we have a challenge to maintain that high level, and to build a strong base to move up from there.

Q: What were the causes of the "downward pressure" felt by the Fund? What may be the effects?

A: I believe the pressure was a result of a broad sector rotation, not a deterioration in fundamentals. Health and biotech stocks have been caught up in the "tech" correction, but the same fundamentals that drove advances last year have continued in 2001. In my opinion, these fundamentals are what can drive health and biotech to dominate the market over the next decade, just as technology stocks did in the 1990s.

Q: What are some of the fundamental attributes of health and biotech stocks in general, and of the Fund in particular, that lead you to this opinion?

A: There are currently more new drugs coming out of biotech companies than ever before. Because of this innovation, billions of dollars in funding have poured into the industry, giving the sector a stronger financial base than it has experienced in the past. These new drugs come from what we call "discovery" companies, which currently constitute roughly half of our Portfolio. The other half is made up of "distribution" companies, the companies that bring these new products to market. Our team of 12 analysts, several of whom hold Ph.D.'s in scientific disciplines, evaluate the viability of these companies. We have been able to narrow an investment universe of around 500 companies to an average of 40 to 50 holdings in our Portfolio. This focus, through both scientific and financial analysis, has helped create the Fund's exceptional long-term track record.

Q:   Sam, what are your thoughts about the outlook for the Fund going forward?

A: I would reaffirm my long-term outlook for the health sciences industry as bullish. Many companies in our Portfolio are generating strong profits, and our investment style and focus remain unchanged. The near-to-intermediate outlook is also sound, but is somewhat diminished as a result of the World Trade Center disaster and other developments.

     With regard to the September 11 tragedy, the Fund should not feel any impact specifically due to the WTC attacks. But, obviously, we would be vulnerable to a corresponding decline in worldwide market and economic conditions. In addition, there are ripple effects, such as the disruption in distribution that will hit every industry, including biotechnology and pharmaceuticals, which are otherwise considered "defensive stocks;" that is to say, less vulnerable to an economic slowdown. The Portfolio has built-in defenses to help make it less sensitive to market volatility, but it is not INsensitive to a deterioration in economic conditions.

     In addition, the FDA has not had a commissioner since President Bush was elected, so that agency has seemed somewhat adrift, resulting in excess caution, unexpected disapprovals of some drugs, and delays in the development of others. Furthermore, a decline in capital spending is having a negative impact on companies that provide equipment and services to the R&D (research & development) arms of big pharmaceutical companies.

     All this being said, earnings are still coming through in the short-to-intermediate term, and the long-term prospects for the sector remain undiminished - there are few other sectors that can currently make the same claim. We don't want to hide behind the long-term view when our one-year performance has been negative; we are strongly committed to returning to positive territory. We believe that we are well-positioned in attractively growing worldwide companies, and that we are well equipped to take advantage of the many investment opportunities available.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2001

FUND PERFORMANCE

COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE WORLDWIDE HEALTH SCIENCES FUND, CLASS A VS. THE STANDARD & POOR'S 500, AND THE MSCI EUROPE, AUSTRALASIA AND FAR EAST INDEX*

AUGUST 31, 1991-AUGUST 31,2001

                      EATON VANCE           FUND
                   WORLDWIDE HEALTH      INCLUDING             S&P
                    SCIENCES FUND,        MAXIMUM              500              EAFE
        DATE           CLASS A          SALES CHARGE          INDEX            INDEX
     8/31/1991           10,000            10,000             10,000          10,000
     9/30/1991           10,350             9,753              9,833          10,564
    10/31/1991           11,003            10,368              9,964          10,713
    11/30/1991           10,705            10,087              9,564          10,213
    12/31/1991           11,510            10,846             10,656          10,741
     1/31/1992           12,216            11,511             10,458          10,512
     2/29/1992           11,723            11,046             10,593          10,135
     3/31/1992           11,329            10,676             10,387           9,466
     4/30/1992           10,642            10,028             10,692           9,511
     5/31/1992           11,286            10,635             10,744          10,147
     6/30/1992           10,930            10,299             10,584           9,666
     7/31/1992           10,986            10,352             11,017           9,419
     8/31/1992           11,204            10,558             10,791          10,010
     9/30/1992           11,080            10,440             10,918           9,812
    10/31/1992           11,298            10,646             10,956           9,297
    11/30/1992           11,707            11,032             11,328           9,385
    12/31/1992           11,771            11,092             11,467           9,433
     1/31/1993           11,418            10,759             11,563           9,432
     2/28/1993           11,129            10,487             11,720           9,717
     3/31/1993           11,771            11,092             11,967          10,564
     4/30/1993           12,561            11,836             11,678          11,567
     5/31/1993           13,443            12,668             11,990          11,811
     6/30/1993           12,928            12,182             12,025          11,627
     7/31/1993           12,794            12,056             11,976          12,034
     8/31/1993           13,598            12,814             12,430          12,683
     9/30/1993           13,817            13,020             12,334          12,398
    10/31/1993           14,311            13,486             12,589          12,780
    11/30/1993           14,269            13,446             12,469          11,663
    12/31/1993           14,879            14,021             12,620          12,505
     1/31/1994           15,467            14,574             13,049          13,562
     2/28/1994           14,803            13,949             12,695          13,525
     3/31/1994           13,910            13,108             12,142          12,942
     4/30/1994           13,773            12,978             12,298          13,491
     5/31/1994           13,658            12,870             12,499          13,414
     6/30/1994           13,056            12,302             12,193          13,603
     7/31/1994           13,094            12,338             12,593          13,734
     8/31/1994           13,964            13,158             13,108          14,059
     9/30/1994           14,170            13,352             12,788          13,616
    10/31/1994           13,971            13,165             13,075          14,070
    11/30/1994           14,122            13,307             12,599          13,394
    12/31/1994           13,924            13,121             12,786          13,478
     1/31/1995           14,592            13,750             13,117          12,960
     2/28/1995           14,929            14,068             13,628          12,923
     3/31/1995           15,069            14,200             14,029          13,729
     4/30/1995           15,366            14,480             14,442          14,245
     5/31/1995           16,025            15,101             15,018          14,075
     6/30/1995           16,981            16,001             15,367          13,828
     7/31/1995           18,365            17,306             15,876          14,689
     8/31/1995           19,288            18,175             15,916          14,129
     9/30/1995           19,552            18,424             16,587          14,405
    10/31/1995           19,214            18,105             16,528          14,018
    11/30/1995           20,030            18,874             17,253          14,408
    12/31/1995           22,447            21,152             17,585          14,988
     1/31/1996           23,577            22,216             18,183          15,050
     2/29/1996           23,614            22,252             18,352          15,100
     3/31/1996           23,819            22,445             18,529          15,421
     4/30/1996           24,911            23,474             18,802          15,869
     5/31/1996           26,050            24,547             19,286          15,577
     6/30/1996           25,919            24,424             19,359          15,665
     7/31/1996           23,847            22,471             18,504          15,207
     8/31/1996           25,275            23,817             18,895          15,241
     9/30/1996           26,008            24,508             19,958          15,645
    10/31/1996           25,363            23,900             20,508          15,485
    11/30/1996           25,422            23,955             22,057          16,102
    12/31/1996           26,575            25,042             21,620          15,894
     1/31/1997           27,728            26,128             22,970          15,338
     2/28/1997           28,314            26,681             23,150          15,589
     3/31/1997           27,396            25,815             22,201          15,645
     4/30/1997           26,321            24,802             23,525          15,728
     5/31/1997           29,193            27,509             24,956          16,752
     6/30/1997           29,721            28,006             26,073          17,676
     7/31/1997           30,913            29,129             28,147          17,962
     8/31/1997           29,742            28,026             26,571          16,620
     9/30/1997           33,049            31,142             28,025          17,551
    10/31/1997           31,097            29,303             27,091          16,202
    11/30/1997           30,021            28,289             28,344          16,037
    12/31/1997           29,364            27,670             28,830          16,177
     1/31/1998           30,340            28,589             29,149          16,917
     2/28/1998           31,356            29,547             31,250          18,002
     3/31/1998           31,336            29,528             32,849          18,557
     4/30/1998           30,997            29,209             33,179          18,703
     5/31/1998           29,802            28,083             32,609          18,613
     6/30/1998           29,384            27,688             33,933          18,754
     7/31/1998           29,105            27,426             33,573          18,944
     8/31/1998           25,001            23,559             28,724          16,597
     9/30/1998           28,507            26,862             30,564          16,088
    10/31/1998           31,455            29,641             33,048          17,765
    11/30/1998           33,109            31,199             35,050          18,675
    12/31/1998           36,249            34,158             37,068          19,412
     1/31/1999           36,664            34,548             38,618          19,355
     2/28/1999           34,840            32,830             37,418          18,893
     3/31/1999           34,197            32,224             38,914          19,682
     4/30/1999           33,368            31,443             40,421          20,479
     5/31/1999           33,037            31,131             39,468          19,425
     6/30/1999           34,405            32,420             41,657          20,182
     7/31/1999           36,809            34,685             40,357          20,782
     8/31/1999           38,322            36,111             40,158          20,858
     9/30/1999           37,804            35,623             39,058          21,068
    10/31/1999           39,415            37,141             41,529          21,857
    11/30/1999           40,653            38,307             42,373          22,616
    12/31/1999           44,919            42,328             44,867          24,646
     1/31/2000           48,911            46,089             42,613          23,080
     2/29/2000           63,197            59,551             41,807          23,701
     3/31/2000           61,358            57,818             45,894          24,620
     4/30/2000           60,236            56,761             44,514          23,325
     5/31/2000           59,721            56,275             43,600          22,755
     6/30/2000           73,602            69,356             44,675          23,645
     7/31/2000           73,714            69,462             43,978          22,654
     8/31/2000           82,976            78,189             46,708          22,850
     9/30/2000           83,716            78,887             44,243          21,738
    10/31/2000           79,896            75,287             44,055          21,224
    11/30/2000           78,196            73,685             40,584          20,428
    12/31/2000           81,598            76,890             40,783          21,154
     1/31/2001           77,879            73,386             42,229          21,143
     2/28/2001           73,670            69,420             38,381          19,558
     3/31/2001           65,882            62,081             35,951          18,255
     4/30/2001           71,354            67,238             38,743          19,523
     5/31/2001           76,476            72,064             39,003          18,834
     6/30/2001           74,722            70,411             38,054          18,064
     7/31/2001           71,495            67,370             37,679          17,735
     8/31/2001           72,126            67,965             35,323          17,286

PERFORMANCE**                 CLASS A         CLASS B          CLASS C           CLASS D
-------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
-------------------------------------------------------------------------------------------
One Year                      -13.08%         -13.75%          -13.70%             N.A.
Five Years                     23.33            N.A.             N.A.              N.A.
Ten Years                      21.85            N.A.             N.A.              N.A.
Life of Fund+                  19.18           22.77            26.84             -1.40

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------------------
One Year                      -18.08%         -17.83%          -14.51%             N.A.
Five Years                     21.88            N.A.             N.A.              N.A.
Ten Years                      21.12            N.A.             N.A.              N.A.
Life of Fund+                  18.75           22.59            26.84             -6.33

+ Inception Dates - Class A: 7/26/85; Class B: 9/23/96; Class C: 1/05/98; Class D: 3/02/01


*    Source: TowersData, Bethesda, MD. Investment operations commenced 7/26/85.

     The performance chart above compares the Fund's total return with that of broad-based securities market Indices. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the S&P 500 Index
     - a broad-based, widely recognized index of 500 common stocks traded in the U.S. - and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE) - a broad-based index of common stocks traded in foreign markets. An investment in the Fund's Class B shares on 9/23/96 at net asset value would have been worth $27,555 on August 31, 2001; $27,355 including applicable CDSC. An investment in the Fund's Class C shares on 1/5/98 at net asset value would have been worth $23,874 on August 31, 2001. An investment in the Fund's Class D shares on 3/2/01 at net asset value would have been worth $9,860 on August 31, 2001; $9,367 including applicable CDSC. The Indices' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest directly in an Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Class A Shares of Worldwide Health Sciences Fund redeemed within 3 months of purchase (including exchanges) are subject to a 1% redemption fee.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2001
Assets
--------------------------------------------------------
Investment in Worldwide Health Sciences
   Portfolio, at value (identified cost,
   $1,582,461,451)                        $1,669,581,173
Receivable for Fund shares sold                9,933,070
Tax reclaim receivable                           671,188
Deferred organization expenses                     2,210
--------------------------------------------------------
TOTAL ASSETS                              $1,680,187,641
--------------------------------------------------------
Liabilities
--------------------------------------------------------
Payable for Fund shares redeemed          $    3,686,739
Payable to affiliate for distribution
   and service fees                              306,435
Accrued expenses                                 584,785
--------------------------------------------------------
TOTAL LIABILITIES                         $    4,577,959
--------------------------------------------------------
NET ASSETS                                $1,675,609,682
--------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------
Paid-in capital                           $1,526,358,229
Accumulated undistributed net realized
   gain from Portfolio (computed on the
   basis of identified cost)                  62,147,160
Net unrealized depreciation                      (15,429)
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                           87,119,722
--------------------------------------------------------
TOTAL                                     $1,675,609,682
--------------------------------------------------------
Class A Shares
--------------------------------------------------------
NET ASSETS                                $  783,175,985
SHARES OUTSTANDING                            76,186,581
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $        10.28
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $10.28)      $        10.91
--------------------------------------------------------
Class B Shares
--------------------------------------------------------
NET ASSETS                                $  621,963,194
SHARES OUTSTANDING                            55,772,615
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $        11.15
--------------------------------------------------------
Class C Shares
--------------------------------------------------------
NET ASSETS                                $  266,628,273
SHARES OUTSTANDING                            28,638,240
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         9.31
--------------------------------------------------------
Class D Shares
--------------------------------------------------------
NET ASSETS                                $    3,842,230
SHARES OUTSTANDING                               389,728
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         9.86
--------------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2001
Investment Income
-------------------------------------------------------
Dividends allocated from Portfolio
   (net of foreign taxes, $436,653)       $   6,639,353
Interest allocated from Portfolio             3,829,673
Expenses allocated from Portfolio           (13,505,843)
-------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO        $  (3,036,817)
-------------------------------------------------------

Expenses
-------------------------------------------------------
Management fee                            $   3,087,566
Trustees' fees and expenses                       4,238
Distribution and service fees
   Class A                                    1,494,388
   Class B                                    5,154,967
   Class C                                    1,969,293
   Class D                                        8,260
Transfer and dividend disbursing agent
   fees                                       1,661,839
Registration fees                               374,687
Printing and postage                            184,893
Legal and accounting services                    22,928
Amortization of organization expenses             8,001
Miscellaneous                                    32,918
-------------------------------------------------------
TOTAL EXPENSES                            $  14,003,978
-------------------------------------------------------

NET INVESTMENT LOSS                       $ (17,040,795)
-------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
-------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  83,187,315
   Foreign currency transactions             (1,194,538)
-------------------------------------------------------
NET REALIZED GAIN                         $  81,992,777
-------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments from Portfolio
      (identified cost basis)             $(242,573,209)
   Foreign currency                               7,602
   Foreign currency from Portfolio              (12,579)
-------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(242,578,186)
-------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(160,585,409)
-------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(177,626,204)
-------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED       YEAR ENDED
IN NET ASSETS                             AUGUST 31, 2001  AUGUST 31, 2000
--------------------------------------------------------------------------
From operations --
   Net investment loss                    $   (17,040,795) $    (7,146,915)
   Net realized gain                           81,992,777       54,159,663
   Net change in unrealized
      appreciation (depreciation)            (242,578,186)     287,477,823
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $  (177,626,204) $   334,490,571
--------------------------------------------------------------------------
Distributions to shareholders --
   From net realized gain
      Class A                             $   (19,587,268) $    (6,966,015)
      Class B                                 (24,916,048)     (11,142,989)
      Class C                                  (9,711,146)        (948,854)
--------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $   (54,214,462) $   (19,057,858)
--------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $   607,728,063  $   263,151,106
      Class B                                 360,187,733      177,681,277
      Class C                                 212,414,257       98,871,074
      Class D                                   3,949,884               --
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                  18,279,871        6,508,152
      Class B                                  23,108,555        8,544,818
      Class C                                   9,118,115          678,079
   Cost of shares redeemed
      Class A                                (164,475,272)     (79,306,443)
      Class B                                 (74,652,751)     (28,483,521)
      Class C                                 (47,312,891)      (8,833,952)
      Class D                                     (52,470)              --
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $   948,293,094  $   438,810,590
--------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $   716,452,428  $   754,243,303
--------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------
At beginning of year                      $   959,157,254  $   204,913,951
--------------------------------------------------------------------------
AT END OF YEAR                            $ 1,675,609,682  $   959,157,254
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                         CLASS A
                                  -------------------------------------------------------------------------------------
                                                                  YEAR ENDED AUGUST 31,
                                  -------------------------------------------------------------------------------------
                                    2001(1)          2000(1)(2)            1999(1)(2)          1998(2)        1997(2)
-----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 12.330           $  6.160              $ 4.180            $ 4.980        $ 4.510
-----------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------
Net investment loss                $ (0.094)          $ (0.114)             $(0.061)           $(0.070)       $(0.044)
Net realized and unrealized
   gain (loss)                       (1.447)             6.758                2.265             (0.730)         0.612
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $ (1.541)          $  6.644              $ 2.204            $(0.800)       $ 0.568
-----------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------
From net realized gain             $ (0.509)          $ (0.474)             $(0.224)           $    --        $(0.098)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.509)          $ (0.474)             $(0.224)           $    --        $(0.098)
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 10.280           $ 12.330              $ 6.160            $ 4.180        $ 4.980
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                      (13.08)%           116.52%               53.28%            (15.94)%        17.67%
-----------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $783,176           $418,904              $89,214            $66,831        $88,349
Ratios (As a percentage of
   average daily net assets):
   Net operating expenses(4)           1.71%              1.79%                1.69%              1.83%          2.07%
   Interest expense(4)                   --                 --                 0.01%                --             --
   Net expenses after
      custodian fee
      reduction(4)                     1.69%              1.74%                1.63%              1.69%          2.00%
   Net investment loss                (0.89)%            (1.29)%              (1.11)%            (1.21)%        (1.60)%
Portfolio Turnover of the
   Portfolio                             24%                31%                  41%                34%            14%
-----------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Manager/Administrator, or both. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                                                                                                   2.29%
   Expenses after custodian
      fee reduction(4)                                                                                           2.22%
   Net investment loss                                                                                          (1.82)%
Net investment loss per share                                                                                 $(0.050)
-----------------------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Certain prior year per share data have been restated to reflect a 3-for-1 stock split which was effective on November 10, 2000.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                 CLASS B
                                  ----------------------------------------------------------------------
                                                          YEAR ENDED AUGUST 31,
                                  ----------------------------------------------------------------------
                                    2001(1)          2000(1)(2)            1999(1)(2)          1998(2)
--------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 13.670           $  7.060              $  4.880           $ 5.840
--------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------
Net investment loss                $ (0.190)          $ (0.198)             $ (0.107)          $(0.102)
Net realized and unrealized
   gain (loss)                       (1.589)             7.520                 2.623            (0.858)
--------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $ (1.779)          $  7.322              $  2.516           $(0.960)
--------------------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------------------
From net realized gain             $ (0.741)          $ (0.712)             $ (0.336)          $    --
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.741)          $ (0.712)             $ (0.336)          $    --
--------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 11.150           $ 13.670              $  7.060           $ 4.880
--------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                      (13.75)%           114.93%                52.29%           (16.44)%
--------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $621,963           $411,280              $107,923           $75,111
Ratios (As a percentage of
   average daily net assets):
   Net operating expenses(4)           2.45%              2.54%                 2.29%             2.43%
   Interest expense(4)                   --                 --                  0.01%               --
   Net expenses after
      custodian fee
      reduction(4)                     2.43%              2.49%                 2.23%             2.29%
   Net investment loss                (1.64)%            (2.03)%               (1.70)%           (1.80)%
Portfolio Turnover of the
   Portfolio                             24%                31%                   41%               34%
--------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Certain prior year per share data have been restated to reflect a 2-for-1 stock split which was effective on November 10, 2000.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                     CLASS C
                                  -----------------------------------------------------------------------------
                                                              YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------------------------
                                    2001(1)          2000(1)(2)            1999(1)(2)            1998(2)(3)
---------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 11.530           $  6.070              $ 4.230               $ 5.000
---------------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------------
Net investment loss                $ (0.158)          $ (0.182)             $(0.100)              $(0.038)
Net realized and unrealized
   gain (loss)                       (1.321)             6.354                2.276                (0.732)
---------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $ (1.479)          $  6.172              $ 2.176               $(0.770)
---------------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------------
From net realized gain             $ (0.741)          $ (0.712)             $(0.336)              $    --
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.741)          $ (0.712)             $(0.336)              $    --
---------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $  9.310           $ 11.530              $ 6.070               $ 4.230
---------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                      (13.70)%           114.90%               52.16%               (15.40)%
---------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $266,628           $128,973              $ 7,778               $ 1,905
Ratios (As a percentage of
   average daily net assets):
   Net operating expenses(5)           2.46%              2.53%                2.44%                 2.67%(6)
   Interest expense(5)                   --                 --                 0.01%                   --
   Net expenses after
      custodian fee
      reduction(5)                     2.44%              2.48%                2.38%                 2.53%(6)
   Net investment loss                (1.64)%            (2.02)%              (1.82)%               (1.84)%(6)
Portfolio Turnover of the
   Portfolio                             24%                31%                  41%                   34%
---------------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Certain prior year per share data have been restated to reflect a 2-for-1 stock split which was effective on November 10, 2000.
 (3) For the period from the commencement of offering of Class C shares, January 5, 1998, to August 31, 1998.
 (4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (5)  Includes the Fund's share of the Portfolio's allocated expenses.
 (6)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                             CLASS D
                                  -----------------------------
                                  PERIOD ENDED
                                  AUGUST 31, 2001(1)(2)
---------------------------------------------------------------
Net asset value -- Beginning
   of period                                 $10.000
---------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------
Net investment loss                          $(0.088)
Net realized and unrealized
   loss                                       (0.052)
---------------------------------------------------------------
TOTAL LOSS FROM OPERATIONS                   $(0.140)
---------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                                    $ 9.860
---------------------------------------------------------------

TOTAL RETURN(3)                                (1.40)%
---------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------
Net assets, end of period
   (000's omitted)                           $ 3,842
Ratios (As a percentage of
   average daily net assets):
   Net operating expenses(4)                    2.48%(5)
   Net expenses after
     custodian fee
     reduction(4)                               2.46%(5)
   Net investment loss                         (1.77)%(5)
Portfolio Turnover of the
   Portfolio                                      24%
---------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) For the period from the commencement of offering of Class D shares, March 2, 2001, to August 31, 2001.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B, Class C and Class D shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Worldwide Health Sciences Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (97.9% at August 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

   Pursuant to section 852 of the Internal Revenue Code, the Fund designates $49,357,691 as a long-term capital gain distribution for its taxable year ended August 31, 2001.

 D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

 E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. For the year ended August 31, 2001, $31,197 credit balances were used to reduce the Fund's custodian fee.

 F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 G Other -- Investment transactions are accounted for on a trade-date basis.

2 Distributions to Shareholders
-------------------------------------------
   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gain (reduced by any available capital loss carry forwards from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences primarily relate to net operating losses.

3 Management Fee and Other Transactions with Affiliates
-------------------------------------------
   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is calculated at a monthly rate of 1/48th of 1% (0.25% annually) of the first $500 million in average daily net assets of the Fund, 0.23% of the next $500 million of average net assets, 0.217% of average net assets of $1 billion but less than $1.5 billion, 0.20% of average net assets of $1.5 billion but less than $2 billion, and at reduced rates as daily net assets exceed $2 billion. For the year ended August 31, 2001, the fee was equivalent to 0.23% of the Fund's average daily net assets and amounted to $3,087,566. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. The Fund was informed that Eaton Vance
   Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $1,259,914 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2001.
   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations. In addition, administrative fees are paid by the Portfolio to EVM. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in the report.

4 Sharesof Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                YEAR ENDED AUGUST 31,
                                              -------------------------
    CLASS A                                   2001          2000(1)
    -------------------------------------------------------------------
    Sales                                       56,392,839   27,120,474
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 1,534,425    1,111,392
    Redemptions                                (15,702,207)  (8,741,469)
    -------------------------------------------------------------------
    NET INCREASE                                42,225,057   19,490,397
    -------------------------------------------------------------------

                                                YEAR ENDED AUGUST 31,
                                              -------------------------
    CLASS B                                   2001          2000(1)
    -------------------------------------------------------------------
    Sales                                       30,455,915   16,486,916
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 1,773,226    1,300,596
    Redemptions                                 (6,557,016)  (2,968,508)
    -------------------------------------------------------------------
    NET INCREASE                                25,672,125   14,819,004
    -------------------------------------------------------------------

                                                YEAR ENDED AUGUST 31,
                                              -------------------------
    CLASS C                                   2001          2000(1)
    -------------------------------------------------------------------
    Sales                                       21,622,074   10,802,970
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   838,035      121,832
    Redemptions                                 (5,010,601)  (1,018,594)
    -------------------------------------------------------------------
    NET INCREASE                                17,449,508    9,906,208
    -------------------------------------------------------------------

                                              PERIOD ENDED
    CLASS D                                   AUGUST 31, 2001(2)
    ---------------------------------------------------------------
    Sales                                                   394,900
    Redemptions                                              (5,172)
    ---------------------------------------------------------------
    NET INCREASE                                            389,728
    ---------------------------------------------------------------

 (1) Prior year transactions have been restated to reflect the effects of a 3-for-1 stock split on Class A shares and a 2-for-1 stock split on Class B and Class C shares that was effective on November 10, 2000.
 (2) For the period from the commencement of offering of Class D shares, March 2, 2001, to August 31, 2001.

5 Distribution Plans
-------------------------------------------
   Each Class of the Fund has in effect a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require that the Class A

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   shares will pay a monthly distribution fee to EVD in an amount equal to 0.25% on an annual basis of the average daily net assets attributable to Class A shares. EVD may pay up to the entire amount of the Class A distribution fee to investment dealers for providing personal services to shareholders. For the year ended August 31, 2001, the Class A shares paid or accrued $1,494,388 payable to EVD. The Plans require the Class B, Class C and Class D shares to pay EVD amounts equal to 1/365 of 0.75% of the average daily net assets attributable to Class B, Class C and Class D shares for providing ongoing distribution services and facilities to each class. Each class will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5%, 6.25% and 5% of the aggregate amount received by the Fund for the Class B, Class C and Class D shares sold, respectively, plus
   (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $3,875,311, $1,476,970 and $6,195 for Class B, Class C and Class D shares, respectively, payable to EVD for the year ended August 31, 2001, representing 0.75% of the average daily net assets for Class B, Class C and Class D shares, respectively. At August 31, 2001, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $24,091,000, $18,881,000 and $197,000 for
   Class B, Class C and Class D shares, respectively.

   The Plans authorize the Class B, Class C, and Class D shares to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the average daily net assets attributable to Class B, Class C and Class D shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 2001 amounted to $1,279,656, $492,323 and $2,065 for Class B, Class C and Class D shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B and Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class A share purchases of $1 million or more are subject to a 1.00% CDSC if redeemed within one year of purchase. Class B and Class D CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Class' Distribution Plan (see Note
   5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended August 31, 2001, the Fund was informed that EVD received approximately $1,066,000, $182,000 and $2,000 of CDSC paid by shareholders for Class B, Class C and Class D shares, respectively.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended August 31, 2001 aggregated $1,191,752,766 and $301,043,186, respectively.

8 Stock Split
-------------------------------------------
   On October 16, 2000, the Trustees of the Fund approved a 3-for-1 stock split for Class A shares and a 2-for-1 stock split for Class B and Class C shares, effective November 10, 2000.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2001

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE WORLDWIDE HEALTH SCIENCES FUND:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Worldwide Health Sciences Fund (the "Fund") at August 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 5, 2001

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS

(EXPRESSED IN UNITED STATES DOLLARS)

COMMON STOCKS, WARRANTS AND OPTIONS -- 92.96%]

                                                                      PERCENTAGE OF
SECURITY                                  SHARES      VALUE           NET ASSETS
-----------------------------------------------------------------------------------
Major Capitalization - Europe -- 20.23%
-----------------------------------------------------------------------------------
Altana AG                                 1,800,000   $   88,364,520         5.18%
Novartis AG                               2,100,000       76,591,345         4.49%
Roche Holding AG                            500,000       35,812,755         2.10%
Sanofi-Synthelabo SA                      1,150,000       75,325,753         4.42%
Serono SA                                    75,000       68,868,377         4.04%
-----------------------------------------------------------------------------------
                                                      $  344,962,750        20.23%
-----------------------------------------------------------------------------------
Major Capitalization - Far East -- 8.76%
-----------------------------------------------------------------------------------
Banyu Pharmaceutical Co., Ltd.            1,750,000   $   29,451,363         1.73%
Chugai Pharmaceuticals, Co., Ltd.         2,050,000       33,068,411         1.94%
Eisai Co., Ltd.                           1,100,000       27,166,779         1.59%
Fujisawa Pharmaceutical Co., Ltd.         2,500,000       48,489,566         2.84%
Tanabe Seiyaku Co., Ltd.                  1,045,000       11,255,470         0.66%
-----------------------------------------------------------------------------------
                                                      $  149,431,589         8.76%
-----------------------------------------------------------------------------------
Major Capitalization - North America -- 45.28%
-----------------------------------------------------------------------------------
Abbott Laboratories                       1,000,000   $   49,700,000         2.91%
Abgenix, Inc.(1)                          1,600,000       47,952,000         2.81%
American Home Products Corp.              1,000,000       56,000,000         3.28%
Amgen, Inc.(1)                              700,000       45,010,000         2.64%
Forest Laboratories, Inc.(1)                500,000       36,505,000         2.14%
Genentech, Inc.(1)                        1,500,000       68,850,000         4.04%
Genzyme Corp.(1)                          1,030,000       58,339,200         3.42%
Gilead Sciences, Inc.(1)                  1,000,000       60,710,000         3.56%
Immunex Corp.(1)                          3,200,000       55,616,000         3.26%
Lilly (Eli) & Co.                         1,000,000       77,630,000         4.55%
Pfizer, Inc.                              2,500,000       95,775,000         5.61%
Pharmacia Corp.                           1,500,000       59,400,000         3.48%
Schering-Plough Corp.                     1,600,000       61,008,000         3.58%
-----------------------------------------------------------------------------------
                                                      $  772,495,200        45.28%
-----------------------------------------------------------------------------------
Specialty Capitalization - Europe -- 0.69%
-----------------------------------------------------------------------------------
Berna Biotech AG(1)                          32,250   $   11,791,237         0.69%
-----------------------------------------------------------------------------------
                                                      $   11,791,237         0.69%
-----------------------------------------------------------------------------------
                                                                      PERCENTAGE OF
SECURITY                                  SHARES      VALUE           NET ASSETS
-----------------------------------------------------------------------------------
Specialty Capitalization - North America -- 18.00%
-----------------------------------------------------------------------------------
Adolor, Inc.(1)                             318,954   $    5,814,531         0.34%
Adolor, Inc.(1)(2)(3)                       380,000        6,916,000         0.41%
Alexion Pharmaceuticals, Inc.(1)            800,000       15,080,000         0.88%
Applera Corporation - Celera Genomics
Group(1)                                    700,000       18,585,000         1.09%
ArQule, Inc.(1)                             340,000        4,141,200         0.24%
Bio-Technology General Corp.(1)           1,750,000       16,625,000         0.97%
Caliper Technologies Corp.(1)               998,100       13,973,400         0.82%
COR Therapeutics, Inc.(1)                   900,000       24,705,000         1.45%
Enzon, Inc.(1)                              500,000       31,920,000         1.87%
Given Imaging Warrants(1)(2)(3)               1,283            7,313         0.00%
Incyte Genomics, Inc.(1)                  1,600,000       28,288,000         1.66%
Molecular Devices Corp.(1)                  825,000       18,719,250         1.10%
Netgenics, Inc., Warrants(1)(2)(3)           18,820                0         0.00%
Orapharma, Inc.(1)                        1,000,000        5,240,000         0.31%
Orchid BioSciences, Inc.(1)(2)(3)           807,749        3,166,375         0.19%
Orchid BioSciences, Inc.,
Options(1)(2)(3)                                649                0         0.00%
Orchid BioSciences, Inc.,
Warrants(1)(2)(3)                           100,000          269,500         0.02%
Pharmacopeia, Inc.(1)                     1,200,000       20,820,000         1.22%
Praecis Pharmaceuticals, Inc.(1)          1,300,000       13,533,000         0.79%
SangStat Medical Corp.(1)                   609,500        9,355,825         0.55%
Sepracor, Inc.(1)                         1,350,000       57,645,000         3.38%
Tularik, Inc.(1)                            525,000       12,127,500         0.71%
-----------------------------------------------------------------------------------
                                                      $  306,931,894        18.00%
-----------------------------------------------------------------------------------
Total Common Stocks, Warrants and Options
   (identified cost $1,504,248,946)                   $1,585,612,670
-----------------------------------------------------------------------------------

PREFERRED STOCKS -- 0.93%

                                                                      PERCENTAGE OF
SECURITY                                  SHARES      VALUE           NET ASSETS
-----------------------------------------------------------------------------------
Specialty Capitalization - North America -- 0.93%
-----------------------------------------------------------------------------------
Acadia Pharmaceuticals, Inc. (1)(2)(3)      400,000   $    3,000,000         0.18%
Given Imaging Ltd.(1)(2)(3)                 902,877        7,042,441         0.41%
Memory Pharmaceutical,
Series C(1)(2)(3)                           400,000        1,000,000         0.06%
NetGenics, Inc., Series D(1)(2)(3)          250,000          575,000         0.03%

                       SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

                                                                      PERCENTAGE OF
SECURITY                                  SHARES      VALUE           NET ASSETS
-----------------------------------------------------------------------------------

Specialty Capitalization - North America (continued)
-----------------------------------------------------------------------------------
NetGenics, Inc., Series E(1)(2)(3)          652,173        1,499,998         0.09%
NetGenics, Inc., Series F(1)(2)(3)           75,278          173,139         0.01%
Physiome Science Inc.,
Series E(1)(2)(3)                           521,920        2,499,997         0.15%
-----------------------------------------------------------------------------------
                                                      $   15,790,575         0.93%
-----------------------------------------------------------------------------------
Total Preferred Stocks
   (identified cost $10,571,884)                      $   15,790,575
-----------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 6.05%

                                                                      PERCENTAGE OF
SECURITY                                              VALUE           NET ASSETS
-----------------------------------------------------------------------------------
Corporate Savings Account
-----------------------------------------------------------------------------------
Investors Bank & Trust Company
Daily Interest Savings Account (Current
Rate 2.25%)                                           $  103,249,241         6.05%
-----------------------------------------------------------------------------------
Total Short-Term Investments
   (at amortized cost, $103,249,241)                  $  103,249,241
-----------------------------------------------------------------------------------
Total Investments
   (identified cost $1,618,070,071)                   $1,704,652,486        99.94%
-----------------------------------------------------------------------------------
Other Assets, Less Liabilities                        $      997,600         0.06%
-----------------------------------------------------------------------------------
Net Assets                                            $1,705,650,086       100.00%
-----------------------------------------------------------------------------------

 (1)  Non-income producing security.
 (2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
 (3)  Restricted security.

                       SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2001
(EXPRESSED IN UNITED STATES DOLLARS)
Assets
--------------------------------------------------------
Investments, at value
   (identified cost, $1,618,070,071)      $1,704,652,486
Interest and dividends receivable                961,578
Deferred organization expenses                     1,013
Prepaid expenses and other assets                 70,783
--------------------------------------------------------
TOTAL ASSETS                              $1,705,685,860
--------------------------------------------------------

Liabilities
--------------------------------------------------------
Accrued expenses                          $       35,774
--------------------------------------------------------
TOTAL LIABILITIES                         $       35,774
--------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $1,705,650,086
--------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $1,619,067,671
Net unrealized appreciation (computed on
   the basis of identified cost)              86,582,415
--------------------------------------------------------
TOTAL                                     $1,705,650,086
--------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2001
(EXPRESSED IN UNITED STATES DOLLARS)
Investment Income
-------------------------------------------------------
Dividends (net of foreign taxes,
   $918,961)                              $   6,320,177
Interest                                      3,926,357
-------------------------------------------------------
TOTAL INVESTMENT INCOME                   $  10,246,534
-------------------------------------------------------

Expenses
-------------------------------------------------------
Investment adviser fee                    $  10,574,954
Administration fee                            3,143,282
Trustees' fees and expenses                      31,623
Legal and accounting services                    44,833
Custodian fee                                   317,826
Amortization of organization expenses             2,401
Miscellaneous                                    22,163
-------------------------------------------------------
TOTAL EXPENSES                            $  14,137,082
-------------------------------------------------------
Deduct --
   Reduction of custodian fee             $     306,535
-------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $     306,535
-------------------------------------------------------

NET EXPENSES                              $  13,830,547
-------------------------------------------------------

NET INVESTMENT LOSS                       $  (3,584,013)
-------------------------------------------------------

Realized and Unrealized Gain (Loss)
-------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  84,455,538
   Foreign currency transactions             (1,224,084)
-------------------------------------------------------
NET REALIZED GAIN                         $  83,231,454
-------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(247,764,936)
   Foreign currency                             (12,804)
-------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(247,777,740)
-------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(164,546,286)
-------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(168,130,299)
-------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

(EXPRESSED IN UNITED STATES DOLLARS)

                                          YEAR ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS         AUGUST 31, 2001  AUGUST 31, 2000
--------------------------------------------------------------------------
From operations --
   Net investment loss                    $    (3,584,013) $    (2,689,876)
   Net realized gain                           83,231,454       54,649,622
   Net change in unrealized
      appreciation (depreciation)            (247,777,740)     292,063,612
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $  (168,130,299) $   344,023,358
--------------------------------------------------------------------------
Capital transactions --
   Contributions                          $ 1,228,631,214  $   536,036,150
   Withdrawals                               (317,562,598)    (122,428,380)
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $   911,068,616  $   413,607,770
--------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $   742,938,317  $   757,631,128
--------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------
At beginning of year                      $   962,711,769  $   205,080,641
--------------------------------------------------------------------------
AT END OF YEAR                            $ 1,705,650,086  $   962,711,769
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                       YEAR ENDED AUGUST 31,
                                  ---------------------------------------------------------------
                                     2001          2000         1999         1998         1997
-------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Operating expenses                   1.05%        1.09%        0.95%        1.06%        1.25%
   Interest expense                       --           --         0.01%          --           --
   Expenses after custodian
      fee reduction                     1.03%        1.05%        0.90%        0.92%        1.18%
   Net investment loss                 (0.27)%      (0.64)%      (0.42)%      (0.49)%      (0.81)%
Portfolio Turnover                        24%          31%          41%          34%          14%
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $1,705,650     $962,712     $205,081     $144,662     $152,717
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS

(EXPRESSED IN UNITED STATES DOLLARS)

1 Significant Accounting Policies
-------------------------------------------
   Worldwide Health Sciences Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on March 26, 1996. The Portfolio seeks long-term capital growth by investing in a global and diversified portfolio of securities of health sciences companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. Investment operations began on September 1, 1996, with the acquisition of securities with a value of $51,528,696, including unrealized appreciation of $9,053,201, in exchange for interest in the Portfolio by one of the Portfolio's investors. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Securities listed on a recognized stock exchange, whether U.S. or foreign, are valued at the last reported sale price on that exchange prior to the time when assets are valued or prior to the close of trading on the New York Stock Exchange. In the event that there are no sales, the last available sale price will be used. If a security is traded on more than one exchange, the security is valued at the last sale price on the exchange where the stock is primarily traded. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Portfolio's officers in a manner specifically authorized by the Board of Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

 C Income Taxes -- The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of total operating expenses on the Statement of Operations.

 E Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

 F Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

 G Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

 H Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

 I Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

2 Investment Advisory Fees, Administrator's Fees and Other Transactions with
  Affiliates
-------------------------------------------
   Pursuant to the Advisory Agreement, OrbiMed Advisors, Inc. (OrbiMed) serves as the Investment Adviser of the Portfolio. Under this agreement, OrbiMed receives a monthly fee at the annual rate of 1% of the Portfolio's first $30 million in average net assets, 0.90% of the next $20 million in average net assets, 0.75% of the next $450 million in average net assets, 0.70% of average net assets of $500 million but less than $1 billion, 0.65% of average net assets of $1 billion but less than $1.5 billion, and 0.60% of average net assets of $1.5 billion but less than $2 billion. The fee rate declines for net assets of $2 billion and greater. In addition, effective September 1, 1997, OrbiMed's fee is subject to an upward or downward performance fee adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the Standard & Poor's Index of 500 Common Stocks over specified periods. For the year ended August 31, 2001, the fee was equivalent to 0.79% of the Portfolio's average daily net assets and amounted to $10,574,954.

   Under an Administration Agreement between the Portfolio and its Administrator, Eaton Vance Management (EVM), EVM manages and administers the affairs of the Portfolio. EVM earns a monthly fee at the annual rate of 0.25% of the first $500 million in average daily net assets of the Portfolio, 0.23% of the next $500 million of average net assets, 0.217% of average net assets of $1 billion but less than $1.5 billion, 0.20% of average net assets of $1.5 billion but less than $2 billion, and at reduced rates as daily net assets exceed $2 billion. For the year ended August 31, 2001, the administration fee was 0.23% of average net assets and amounted to $3,143,282.

   Except for Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the year ended August 31, 2001, no significant amounts have been deferred.

3 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $1,091,676,902 and $306,480,498, respectively, for the year ended August 31, 2001.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2001, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $1,618,315,247
    --------------------------------------------------------
    Gross unrealized appreciation             $  241,623,696
    Gross unrealized depreciation               (155,286,457)
    --------------------------------------------------------
    NET UNREALIZED APPRECIATION               $   86,337,239
    --------------------------------------------------------

5 Risks Associated with Foreign Investments
-------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation,

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

   limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2001.

7 Restricted Securities
-------------------------------------------
   At August 31, 2001, the Portfolio owned the following securities (representing 1.53% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees. This valuation may differ from the value that would be realized if the securities were sold and the difference could be material to the financial statements.

                                              DATE OF
    DESCRIPTION                               ACQUISITION  SHARES/FACE  COST         FAIR VALUE
    --------------------------------------------------------------------------------------------
    COMMON STOCKS, WARRANTS AND OPTIONS
    --------------------------------------------------------------------------------------------
    Adolor, Inc.                                 5/30/01       380,000  $ 7,600,000  $ 6,916,000
    Given Imaging Warrants                       8/30/01         1,283            0        7,313
    Netgenics, Inc., Warrants                    8/20/01        18,820            0            0
    Orchid BioSciences, Inc.                    12/20/99       807,749    4,057,412    3,166,375
    Orchid BioSciences, Inc., Options            7/24/01           649            0            0
    Orchid BioSciences, Inc., Warrants           5/24/99       100,000            0      269,500
    --------------------------------------------------------------------------------------------
                                                                        $11,657,412  $10,359,188
    --------------------------------------------------------------------------------------------
    PREFERRED STOCKS
    Acadia Pharmaceuticals, Inc.                 5/05/00       400,000  $ 3,000,000  $ 3,000,000
    Given Imaging Ltd.                           9/15/00       902,877    1,898,750    7,042,441
    Memory Pharmaceutical, Series C              6/21/00       400,000    1,000,000    1,000,000
    NetGenics, Inc., Series D                    3/20/98       250,000      500,000      575,000
    NetGenics, Inc., Series E                   12/21/99       652,173    1,499,998    1,499,998
    NetGenics, Inc., Series F                    8/10/01        75,278      173,139      173,139
    Physiome Science Inc., Series E              5/16/00       521,920    2,499,997    2,499,997
    --------------------------------------------------------------------------------------------
                                                                        $10,571,884  $15,790,575
    --------------------------------------------------------------------------------------------
                                                                        $22,229,296  $26,149,763
    --------------------------------------------------------------------------------------------

8 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2001, there were no outstanding obligations under these financial instruments.

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2001

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS OF
WORLDWIDE HEALTH SCIENCES PORTFOLIO:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Worldwide Health Sciences Portfolio (the "Portfolio") at August 31, 2001, and the results of its operations, the changes in its net assets, and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 5, 2001

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2001

INVESTMENT MANAGEMENT

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

Officers

James B. Hawkes
President and Trustee

Thomas E. Faust, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

WORLDWIDE HEALTH SCIENCES PORTFOLIO

Officers

James B. Hawkes
President and Trustee

Samuel D. Isaly
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

SPONSOR AND MANAGER OF EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
AND ADMINISTRATOR OF WORLDWIDE HEALTH SCIENCES PORTFOLIO
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADVISER OF WORLDWIDE HEALTH SCIENCES PORTFOLIO
ORBIMED ADVISORS, INC.
767 3rd Avenue
New York, NY 10017

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA 02110

                              EATON VANCE FUNDS
                           EATON VANCE MANAGEMENT
                       BOSTON MANAGEMENT AND RESEARCH
                       EATON VANCE DISTRIBUTORS, INC.

                               PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

        For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

-------------------------------------------------------------------------------
  THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS SALES CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
-------------------------------------------------------------------------------

426-10/01                                                                  HSSRC